UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2016

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia	22031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 10, 2016, the Office of Community Development (“OCD”) of the State of Louisiana filed a written demand with the Louisiana Commissioner of Administration alleging that ICF Emergency Management Services, L.L.C. (“ICF”), a subsidiary of ICF International, Inc. (the “Company”), breached its contract with the Louisiana Office of Community Development in connection with the Road Home Program, a program awarded to ICF in 2006 and primarily intended to help homeowners and landlords of small rental properties affected by Hurricanes Rita and Katrina. In its demand, OCD presents a claim that ICF owes the State of Louisiana $200,837,719.68 for grant recipient overpayments under the Road Home Program.

In addition and on the same day, the State of Louisiana, through the Division of Administration, filed suit in Louisiana state court broadly alleging and seeking recoupment for the same claim made in the administrative proceeding submission before the Louisiana Commissioner of Administration.

Based on initial correspondence received from the Office of Community Development of the State of Louisiana on this issue, we filed a Form 8-K on December 22, 2011 and since that date, we have included reference to this claim in all subsequent 10-Q and 10-K filings. The Company believes this claim has no merit, intends to vigorously defend the administration proceeding and litigation, and has therefore not recorded a liability as of March 31, 2016.

Caution Concerning Forward-looking Statements

Statements that are not historical facts and involve known and unknown risks and uncertainties are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Such statements may concern our current expectations about our future results, plans, operations and prospects and involve certain risks, including those related to the government contracting industry generally; our particular business, including our dependence on contracts with U.S. federal government agencies; and our ability to acquire and successfully integrate businesses. These and other factors that could cause our actual results to differ from those indicated in forward-looking statements are included in the "Risk Factors" section of our securities filings with the Securities and Exchange Commission. The forward-looking statements included herein are only made as of the date hereof, and we specifically disclaim any obligation to update these statements in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: June 13, 2016	By:	/s/ James C. Morgan
James C. Morgan
Executive Vice President and Chief Financial Officer